                                POWER OF ATTORNEY

              WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                        VARIABLE ANNUITY ACCOUNT CONTRACT



     Know all men by these presents that Peter H. Heckman whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Northbrook Life Insurance Company Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                   December 6, 1996
                              -------------------------------
                              Date



                                 /s/ Peter H. Heckman
                              --------------------------------
                              Peter H. Heckman
                              President, Chief Operating Officer
                               and Director
                              Northbrook Life Insurance Company

                                POWER OF ATTORNEY

              WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                        VARIABLE ANNUITY ACCOUNT CONTRACT



     Know all men by these presents that Kevin R. Slawin whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Northbrook Life Insurance Company Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    December 6, 1996
                              -------------------------------
                              Date



                               /s/ Kevin R. Slawin
                              -------------------------------
                              Kevin R. Slawin
                              Vice President and Director
                              Northbrook Life Insurance Company

                                POWER OF ATTORNEY

              WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                        VARIABLE ANNUITY ACCOUNT CONTRACT



     Know all men by these presents that Marla G. Friedman whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any registration statements and amendments thereto for the Northbrook Life Insurance Company Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                   December 6, 1996
                              -------------------------------
                              Date



                               /s/ Marla G. Friedman
                              -------------------------------
                              Marla G. Friedman
                              Vice President
                              Northbrook Life Insurance Company

                                POWER OF ATTORNEY

              WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                        VARIABLE ANNUITY ACCOUNT CONTRACT



     Know all men by these presents that Karen C. Gardner whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any registration statements and amendments thereto for the Northbrook Life Insurance Company Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                  December 6, 1996
                              -------------------------------
                              Date



                               /s/ Karen C. Gardner
                              -------------------------------
                              Karen C. Gardner
                              Vice President
                              Northbrook Life Insurance Company

                                POWER OF ATTORNEY

              WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                        VARIABLE ANNUITY ACCOUNT CONTRACT



     Know all men by these presents that Keith Hauschildt whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any registration statements and amendments thereto for the Northbrook Life Insurance Company Variable Annuity Account Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                  December 17, 1996
                              -------------------------------
                              Date



                               /s/ Keith Hauschildt
                              -------------------------------
                              Keith Hauschildt
                              Assistant Vice President and Controller
                              Northbrook Life Insurance Company